UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2017

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 5, 2017, American Airlines, Inc. (the “Company” or “American”), Wilmington Trust Company, as trustee under certain pass through trusts formed by the Company (the “Trustee”) and as subordination agent, Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreement (as defined below), and Wilmington Trust Company, as paying agent (the “Paying Agent”) under the Escrow Agreement, entered into an Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement”), and American, the Trustee and Wilmington Trust Company, as subordination agent, loan trustee and in its individual capacity, entered into amendments to participation agreements (the “Participation Agreement Amendments”) with respect to each Funded Aircraft (as defined below). The Note Purchase Agreement and Participation Agreement Amendments, subject to certain terms and conditions, provide for the future issuance by American of Series B equipment notes (the “Equipment Notes”) in the aggregate principal amount of $220,723,000 to be secured by (a) three Boeing 737-800 aircraft newly manufactured and scheduled for delivery to American from October 2017 to December 2017, (b) nine Boeing 737 MAX 8 aircraft either delivered new to American in September 2017 or newly manufactured and scheduled for delivery to American from October 2017 to April 2018, (c) three Boeing 787-9 aircraft newly manufactured and scheduled for delivery to American from November 2017 to February 2018 and (d) fifteen Embraer ERJ 175 LR aircraft delivered new to American from October 2015 to August 2016 (each, an “Aircraft” and, collectively, the “Aircraft”). Each Aircraft that has not been delivered on or prior to October 5, 2017 or, if delivered, but with respect to which the Company has not issued Equipment Notes or other series of equipment notes, is referred to as a “Pre-Funded Aircraft” and, collectively, the “Pre-Funded Aircraft” and each other Aircraft delivered to the Company on or prior to October 5, 2017 with respect to which the Company has issued Equipment Notes or other series of equipment notes is referred to as a “ Funded Aircraft” and, collectively, the “Funded Aircraft”.

Pursuant to the Participation Agreement Amendments substantially in the form of the form of First Amendment to Participation Agreement attached as an exhibit to the Note Purchase Agreement, the Trustee purchased Equipment Notes issued with respect to each Funded Aircraft pursuant to the indenture and security agreement with respect to such Funded Aircraft, as amended by an amendment thereto substantially in the form of the form of First Amendment to Indenture and Security Agreement attached as an exhibit to the Note Purchase Agreement (each indenture and security agreement as so amended, an “Amended Indenture” and collectively, the “Amended Indentures”). The Trustee will enter into a Participation Agreement substantially in the form of the form of Participation Agreement (“Form of Participation Agreement”) attached as an exhibit to the Note Purchase Agreement and will purchase the Equipment Notes to be issued under an Indenture and Security Agreement substantially in the form of the form of Indenture and Security Agreement (“Form of Indenture”) attached as an exhibit to the Note Purchase Agreement (each, an “Indenture” and collectively, the “Indentures”) to be entered into by American and Wilmington Trust Company, as loan trustee, with respect to each Pre-Funded Aircraft.

Each Amended Indenture provides for, and each Indenture contemplates, the issuance of equipment notes in three series: Series AA, bearing interest at the rate of 3.35% per annum, in the aggregate principal amount (once all Series AA equipment notes have been issued) equal to $544,644,000, Series A, bearing interest at the rate of 3.60% per annum, in the aggregate principal amount (once all Series A equipment notes have been issued) equal to $252,254,000 and Series B, bearing interest at the rate of 3.70% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $220,723,000.

The proceeds from the sale of American Airlines Pass Through Certificates, Series 2017-2B (the “Certificates”) were used by the Trustee to purchase the Equipment Notes with respect to each Funded Aircraft issued on October 5, 2017 and, pending the purchase of the remaining Equipment Notes, the balance of such proceeds were placed in escrow by the Trustee pursuant to the Escrow and Paying Agent Agreement, dated as of October 5, 2017, among the Escrow Agent, the Paying Agent, Deutsche Bank Securities Inc. and Credit Suisse Securities (USA) LLC, as the representatives of the underwriters named therein, and the Trustee (the “Escrow Agreement”). The escrowed funds were deposited with Natixis S.A., acting through its New York Branch, as depositary (the “Depositary”) under a deposit agreement, dated as of October 5, 2017, between the Escrow Agent and the Depositary.

The interest on the Equipment Notes and the escrowed funds will be payable semiannually on April 15 and October 15 of each year, commencing on April 15, 2018. The principal payments on the Equipment Notes are scheduled for payment on April 15 and October 15 of each year, commencing on October 15, 2018. Final payments with respect to the Equipment Notes will be due on October 15, 2025. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving American. The Equipment Notes issued with respect to each Aircraft are, or will be, secured by a lien on such Aircraft and are, or will be, cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under American’s shelf registration statement on Form S-3 (File No. 333-216167-01), (the “Registration Statement”). The Certificates were sold pursuant to the Underwriting Agreement, dated as of September 26, 2017, among Deutsche Bank Securities Inc. and Credit Suisse Securities (USA) LLC, as the representatives of the underwriters named therein, Natixis S.A., acting through its New York Branch, as depositary, and American. The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of such agreements and instruments entered into by American with respect to the Certificates, see the disclosure under the captions “Description of the Certificates,” “Description of the Liquidity Facilities,” “Description of the Intercreditor Agreement,” “Description of the Equipment Notes” and “Underwriting” contained in American’s final Class B Prospectus Supplement, dated as of September 26, 2017 (the “Prospectus Supplement”), to the Prospectus, dated as of February 22, 2017, filed with the Securities and Exchange Commission on September 28, 2017 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference and is qualified in its entirety by reference to the relevant exhibit filed herewith.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03	Creation of Direct Financial Obligation.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated as of September 26, 2017, among Deutsche Bank Securities Inc. and Credit Suisse Securities (USA) LLC, as the representatives of the underwriters named therein, Natixis S.A., acting through its New York Branch, as depositary, and American Airlines, Inc. (incorporated by reference to Exhibit 1.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on September 27, 2017 (Commission File No. 001-02691)).

4.1	Pass Through Trust Agreement, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on September 17, 2014 (Commission File No. 001-02691)).

4.2	Trust Supplement No. 2017-2B, dated as of October 5, 2017, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014.

4.3	Amended and Restated Intercreditor Agreement (2017-2), dated as of October 5, 2017, among Wilmington Trust Company, as Trustee of the American Airlines Pass Through Trust 2017-2AA, as Trustee of the American Airlines Pass Through Trust 2017-2A and as Trustee of the American Airlines Pass Through Trust 2017-2B, National Australia Bank Limited, as Class AA Liquidity Provider, Class A Liquidity Provider and Class B Liquidity Provider, and Wilmington Trust Company, as Subordination Agent.

4.4	Deposit Agreement (Class B), dated as of October 5, 2017, between Wilmington Trust, National Association, as Escrow Agent, and Natixis S.A., acting through its New York Branch, as Depositary.

4.5	Escrow and Paying Agent Agreement (Class B), dated as of October 5, 2017, among Wilmington Trust, National Association, as Escrow Agent, Deutsche Bank Securities Inc. and Credit Suisse Securities (USA) LLC, as the representatives of the underwriters named therein, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2017-2B, and Wilmington Trust Company, as Paying Agent.

4.6	Amended and Restated Note Purchase Agreement, dated as of October 5, 2017, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent.

4.7	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (included in Exhibit B to Exhibit 4.6).

4.8	Form of First Amendment to Participation Agreement (First Amendment to Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (included in Exhibit D to Exhibit 4.6).

4.9	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc., and Wilmington Trust Company, as Loan Trustee) (included in Exhibit C to Exhibit 4.6).

4.10	Form of First Amendment to Indenture and Security Agreement (First Amendment to Indenture and Security Agreement between American Airlines, Inc., and Wilmington Trust Company, as Loan Trustee) (included in Exhibit E to Exhibit 4.6).

4.11	Form of Pass Through Trust Certificate, Series 2017-2B (included in Exhibit A to Exhibit 4.2).

4.12	Revolving Credit Agreement (2017-2B), dated as of October 5, 2017, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2017-2B, as Borrower, and National Australia Bank Limited, as Liquidity Provider.

5.1	Opinion of Latham & Watkins LLP, special counsel to American Airlines, Inc.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: October 6, 2017	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer